                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 1998

                           HIGHWOODS PROPERTIES, INC.

             (Exact name of registrant as specified in its charter)

                               MARYLAND
                       (State of Incorporation)

            1-13100                             56-1871668
    (Commission File Number)        (IRS Employer Identification No.)

3100 SMOKETREE COURT, SUITE 600                   27604
    RALEIGH, NORTH CAROLINA                     (Zip Code)
(Address of principal executive
            offices)

                            (919) 872-4924
         (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     The purpose of this filing is to report certain pro forma financial information of Highwoods Properties, Inc. (the "Company") as of and for the nine months ended September 30, 1997 and for the year ended December 31, 1996 and to set forth certain exhibits in connection with (i) an agreement of the Company dated January 22, 1998 to sell 2,000,000 shares of common stock (2,300,000 shares of common stock if the over-allotment option is exercised in full) in an underwritten public offering for net proceeds of approximately $68.2 million (approximately $78.5 million if the over-allotment option is exercised in full) and (ii) an offering by Highwoods/Forsyth Limited Partnership (the "Operating
Partnership") of $100 million of      % MandatOry Par Put Remarketed Securities
SM("MOPPRSSM") due January   , 2013 and $100 million of      % Notes due January
  ,      .

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Following is a list of the financial statements, pro forma financial information and exhibits filed as a part of this report:

      (b) Pro Forma Financial Information

          Pro Forma Condensed Combining Financial Statements

          Pro Forma Condensed Combining Balance Sheet (unaudited) as of September 30, 1997

          Pro Forma Condensed Combining Statement of Operations (unaudited) for the nine months ended September 30, 1997

          Pro Forma Condensed Combining Statements of Operations (unaudited) for the year ended December 31, 1996

          Notes to Pro Forma Condensed Combining Financial Statements

      (c) The following exhibits are filed as part of this report:

          8 Opinion of Alston & Bird LAP regarding certain federal tax matters

         12 Statement of computation of ratios

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HIGHWOODS PROPERTIES, INC.

                                         /S/           CARMAN J. LIUZZO

                                         Carman J. Liuzzo
                                         Vice President and Chief Financial
                                         Officer

Date: January 22, 1998

                       INDEX TO THE FINANCIAL STATEMENTS

HIGHWOODS PROPERTIES, INC. UNAUDITED PRO FORMA FINANCIAL INFORMATION
Pro Forma Condensed Combining Balance Sheet (unaudited) as of September 30, 1997.......................................    F-2
Notes to Pro Forma Condensed Combining Balance Sheet...................................................................    F-3
Pro Forma Condensed Combining Statement of Operations (unaudited) for the nine months ended September 30, 1997.........    F-5
Notes to Pro Forma Condensed Combining Statement of Operations.........................................................    F-6
Pro Forma Condensed Combining Statement of Operations (unaudited) for the year ended December 31, 1996.................    F-8
Notes to Pro Forma Condensed Combining Statement of Operations.........................................................    F-9

                           HIGHWOODS PROPERTIES, INC.
            PRO FORMA CONDENSED COMBINING BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                                                                                      USE OF             COMMON
                                                                                                  PREFERRED STOCK        STOCK
                                                                HISTORICAL (A)  ACP, INC. (B)  OFFERING PROCEEDS (C)  OFFERING (D)
ASSETS
  Real estate assets, net......................................   $1,730,906      $ 617,000          $      --         $       --
  Cash and cash equivalents....................................      184,230        (25,465)          (166,916)             9,192
  Accounts and notes receivables...............................       16,798             --                 --                 --
  Accrued straight line rent receivable........................       10,024             --                 --                 --
  Other assets.................................................       38,220             --                 --                 --
                                                                  $1,980,178      $ 591,535          $(166,916)        $    9,192
LIABILITIES AND STOCKHOLDERS' EQUITY
  Mortgages and notes payable..................................   $  649,188      $ 481,171          $(166,916)        $ (273,050)
  Accounts payable, accrued expenses and other.................       41,565         10,500                 --                 --
  Total liabilities............................................      690,753        491,671           (166,916)          (273,050)
  Minority interest............................................      174,913         96,041                 --                 --
  Preferred stock:
     Series A..................................................      125,000             --                 --                 --
     Series B..................................................      172,500             --                 --                 --
  Stockholders' equity:
     Common stock..............................................          379              1                 --                 85
     Additional paid in capital................................      839,912          3,822                               282,157
     Distributions in excess of net
       earnings................................................      (23,279)            --                 --                 --
  Total Stockholders' equity...................................    1,114,512          3,823                 --            282,242
                                                                  $1,980,178      $ 591,535          $(166,916)        $    9,192

                                                                                                    MOPPRS
                                                                    ACQUIRED     OTHER ACQUIRED    AND DEBT       1998 COMMON
                                                                 PROPERTIES (E)  PROPERTIES (F)  OFFERING (G)  STOCK OFFERING (H)
ASSETS
  Real estate assets, net......................................     $106,936        $155,801        $   --          $     --
  Cash and cash equivalents....................................           --              --            --            37,442
  Accounts and notes receivables...............................           --              --            --                --
  Accrued straight line rent receivable........................           --              --            --                --
  Other assets.................................................           --              --         1,600                --
                                                                    $106,936        $155,801        $1,600          $ 37,442
LIABILITIES AND STOCKHOLDERS' EQUITY
  Mortgages and notes payable..................................     $105,184        $145,191        $1,600          $(30,807)
  Accounts payable, accrued expenses and other.................        1,752             640            --                --
  Total liabilities............................................      106,936         145,831         1,600           (30,807)
  Minority interest............................................           --           9,970            --                --
  Preferred stock:
     Series A..................................................           --              --            --                --
     Series B..................................................           --              --            --                --
  Stockholders' equity:
     Common stock..............................................           --              --            --                20
     Additional paid in capital................................           --              --            --            68,229
     Distributions in excess of net
       earnings................................................           --              --            --                --
  Total Stockholders' equity...................................           --              --            --            68,249
                                                                    $106,936        $155,801        $1,600          $ 37,442

                                                                 PRO FORMA
ASSETS
  Real estate assets, net......................................  $2,610,643
  Cash and cash equivalents....................................      38,483
  Accounts and notes receivables...............................      16,798
  Accrued straight line rent receivable........................      10,024
  Other assets.................................................      39,820
                                                                 $2,715,768
LIABILITIES AND STOCKHOLDERS' EQUITY
  Mortgages and notes payable..................................  $  911,561
  Accounts payable, accrued expenses and other.................      54,457
  Total liabilities............................................     966,018
  Minority interest............................................     280,924
  Preferred stock:
     Series A..................................................     125,000
     Series B..................................................     172,500
  Stockholders' equity:
     Common stock..............................................         485
     Additional paid in capital................................   1,194,120
     Distributions in excess of net
       earnings................................................     (23,279)
  Total Stockholders' equity...................................   1,468,826
                                                                 $2,715,768

                           HIGHWOODS PROPERTIES, INC.

        NOTES TO PRO FORMA CONDENSED COMBINING BALANCE SHEET (UNAUDITED)

                               SEPTEMBER 30, 1997

1. BASIS OF PRESENTATION

     The accompanying unaudited pro forma condensed combining balance sheet is presented as if the following transactions had been consummated on September 30, 1997: (a) the completion of the Company's business combination with Associated Capital Properties, Inc. (together with its affiliates, "ACP") and the acquisition of an affiliated property portfolio (collectively, the "ACP Portfolio") (the "Merger"), (b) the completion of the acquisition of the seven properties that ACP had under contract to purchase (the "1997 Pending Acquisitions"), (c) the issuance of 8.5 million shares of the Company's common stock, $.01 par value (the "Common Stock"), at a price of $35 per share (the "Common Stock Offering"), (d) the completion of the business combination with Riparius Development Corporation and the acquisitions of seven properties in Winston-Salem, NC and one property in Nashville, TN (collectively, the "Acquired Properties"), (e) the completion of the pending Garcia acquisition consisting of fourteen properties, six service center properties and 66 acres of development land and the completion of four other acquisitions of seven properties (collectively, the "Other Acquired Properties"), (f) the issuance of $100 million of MandatOry Par Put Remarketed Securities ("MOPPRSSM") due 2013 at an assumed interest rate of 6.6% and $100 million in debt securities, due 2008, at an assumed interest rate of 6.92% (the "MOPPRS and Debt Offering") and (g) the issuance of 2.0 million shares of the Company's Common Stock, at a price of $36 per share (the "1998 Common Stock Offering").

     The acquisitions have been accounted for using the purchase method of accounting. Accordingly, assets acquired and liabilities assumed have been recorded at their estimated fair values, which may be subject to further refinement, including appraisals and other analyses.

     This unaudited pro forma condensed combining balance sheet should be read in conjunction with the pro forma condensed combining statement of operations of the Company for the nine months ended September 30, 1997 and for the year ended December 31, 1996, the consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1996, the unaudited financial statements and related notes of the Company included in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, and the financial statements and related notes of Associated Capital Properties Portfolio and 1997 Pending Acquisitions included in the Company's Current Report on Form 8-K dated October 1, 1997 (as filed with the Securities and Exchange Commission on October 16, 1997).

     The pro forma condensed combining balance sheet is unaudited and not necessarily indicative of what the actual financial position would have been had the aforementioned transactions actually occurred on September 30, 1997, nor does it purport to represent the future financial position of the Company.

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET

     (a.) Represents the Company's historical balance sheet contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

     (b.) Reflects the allocation of the $617 million purchase price to the fair value of the net assets acquired in the Merger and the 1997 Pending Acquisitions (collectively, the "ACP Transaction"). The purchase price consisted of the issuance of 2,955,238 Common Units (valued at $32.50 per Common Unit), the assumption of $481 million of mortgage debt, the issuance of 117,617 shares of Common Stock (valued at $32.50 per share), a cash payment of approximately $24 million and an $11 million capital expenditure reserve.

     (c.) Reflects the use of the net proceeds from the issuance of 6.9 million
          8% Series B Cumulative Redeemable Preferred Shares (the "Series B Preferred Shares") to pay off $166.9 million of debt assumed in the ACP Transaction.

     (d.) Reflects the issuance of 8.5 million shares of Common Stock in the Common Stock Offering at an offering price of $35 per share and the use of the net proceeds to pay off $273.1 million of debt assumed in the ACP Transaction. Underwriting discounts and other offering costs equaled approximately $15.3 million.

                           HIGHWOODS PROPERTIES, INC.

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE
SHEET -- Continued
     (e.) Reflects the allocation of the $106.9 million purchase price to the fair value of the net assets acquired in the Acquired Properties. The purchase price consisted of a draw on the Company's $430 million unsecured revolving lines of credit (the "Lines of Credit") of $105.2 million and a capital expenditure reserve of $1.7 million.

     (f.) Reflects the allocation of the $155.8 million purchase price to the fair value of the net assets acquired in the Other Acquired Properties. The purchase price consisted of the issuance of 299,810 Class A Units (215,863 of which were valued at $32.50 per Class A Unit and 83,947 of which were valued at $35.20), the assumption of $31.0 million of mortgage debt, a draw on the Lines of Credit of $114.2 million and a capital expenditure reserve of $.6 million.

     (g.) Reflects the issuance of $100 million of MOPPRS due 2013 at an assumed interest rate of 6.6% and $100 million in debt securities, due 2008, at an assumed interest rate of 6.92% and the use of the net proceeds to pay off approximately $201.4 million of debt drawn on the Lines of Credit. In determining net proceeds from the MOPPRS and Debt Offering, the amount paid to the Company by the remarketing dealer for the right to remarket the securities was assumed to equal $3.0 million and the underwriting discounts and other offering costs to be paid by the Company have been assumed to equal $1.6 million.

     (h.) Reflects the issuance of 2.0 million shares of Common Stock in the 1998 Common Stock Offering at an offering price of $36 per share and the use of a portion of the net proceeds to pay off debt drawn on the Lines of Credit. Underwriting discounts and other offering costs have been assumed to equal $3.8 million.

                           HIGHWOODS PROPERTIES, INC.
       PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                                       USE OF
                                                                                                                      PREFERRED
                                                     CENTURY CENTER                                       1997          STOCK
                                                      AND ANDERSON        OTHER           ACP           PENDING       OFFERING
                                    HISTORICAL (A)  TRANSACTIONS (B)  OFFERINGS (C)  PORTFOLIO (D)  ACQUISITIONS (E)  PROCEEDS
REVENUE:
Rental property....................    $177,246         $  1,047         $    --        $52,411         $ 10,560      $      --
Other Income.......................       5,968               --              --          1,880              123             --
                                        183,214            1,047              --         54,291           10,683             --
OPERATING EXPENSES:
Rental property....................      48,995              317              --         23,956            4,396             --
Depreciation and amortization......      31,051              715              --          9,019               --             --
INTEREST EXPENSE:
 Contractual.......................      33,082            1,358          (1,077)        25,746               --         (8,604)(f)
 Amortization of deferred financing
  costs............................       1,689               --              --             --               --             --
                                         34,771            1,358          (1,077)        25,746               --         (8,604)
General and administrative.........       6,694               --              --             --               --             --
Income before minority interest....      61,703           (1,343)          1,077         (4,430)           6,287          8,604
Minority interest..................      (9,872)              --              --             --               --         (1,540)(g)
Income before extraordinary item
 and dividends on preferred
 shares............................      51,831           (1,343)          1,077         (4,430)           6,287          7,064
Dividends on preferred shares......      (6,972)              --          (1,289)            --               --        (10,175)(h)
Net income available for common
 shareholders before extraordinary
 item..............................    $ 44,859         $ (1,343)        $  (212)       $(4,430)        $  6,287      $  (3,111)
Net income per common share........    $   1.25
Weighted average shares............      35,777

                                                                                 MOPPRS
                                      COMMON                                      AND
                                      STOCK        ACQUIRED     OTHER ACQUIRED    DEBT     1998 COMMON     PRO FORMA
                                     OFFERING   PROPERTIES (J)  PROPERTIES (K)  OFFERING  STOCK OFFERING  ADJUSTMENTS  PRO FORMA
REVENUE:
Rental property....................  $     --       $9,332         $ 13,255     $     --     $     --      $      --   $263,851
Other Income.......................        --           --               --           --           --             --      7,971
                                           --        9,332           13,255           --           --             --    271,822
OPERATING EXPENSES:
Rental property....................        --        1,727            6,474           --           --            188(o)   86,053
Depreciation and amortization......        --           --               --           --           --          3,369(p)   44,154
INTEREST EXPENSE:
 Contractual.......................   (14,075)(i)         --             --         (685      )      (1,588)(n)     13,245(q)   47,4
02
 Amortization of deferred financing
  costs............................        --           --               --          178(m)          --           --      1,867
                                      (14,075)          --               --         (507)      (1,588)        13,245     49,269
General and administrative.........        --           --               --           --           --             --      6,694
Income before minority interest....    14,075        7,605            6,781          507        1,588        (16,802)    85,652
Minority interest..................    (2,519)(g)         --             --          (91 (g)        (284)(g)     (1,026)  (15,332 )
Income before extraordinary item
 and dividends on preferred
 shares............................    11,556        7,605            6,781          416        1,304        (17,828)    70,320
Dividends on preferred shares......        --           --               --           --           --             --    (18,436 )
Net income available for common
 shareholders before extraordinary
 item..............................  $ 11,556       $7,605         $  6,781     $    416     $  1,304      $ (17,828)  $ 51,884
Net income per common share........                                                                                    $   1.07
Weighted average shares............                                                                                      48,566

                           HIGHWOODS PROPERTIES, INC.

   NOTES TO PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS (UNAUDITED)

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

1. BASIS OF PRESENTATION

     The accompanying unaudited pro forma condensed combining statement of operations is presented as if the following transactions had been consummated on January 1, 1996: (a) the completion of the business combination with Anderson Properties, Inc. ("Anderson Properties") and the purchase of a portfolio of properties from affiliates of Anderson Properties (the "Anderson Transaction") and the purchase of Century Center Office Park and an affiliated property portfolio (the "Century Center Transaction"), (b) the completion of the issuance of 125,000 8 5/8% Series A Cumulative Redeemable Preferred Shares (the "Series A Preferred Shares") and of $100,000,000 of Exercisable Put Option Notes (collectively the "Other Offerings"), (c) the completion of the Merger (d) the completion of the 1997 Pending Acquisitions, (e) the issuance of 6.9 million Series B Preferred Shares at a price of $25 per share (the "Preferred Stock Offering"), (f) the completion of the Common Stock Offering, (g) the completion of the Acquired Properties, (h) the completion of the Other Acquired Properties,
(i) the completion of the MOPPRS and Debt Offering and (j) the completion of the 1998 Common Stock Offering.

     This unaudited pro forma condensed combining statement of operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company as of September 30, 1997, the consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1996, the unaudited financial statements and related notes of the Company included in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, and the financial statements and related notes of Associated Capital Properties Portfolio and 1997 Pending Acquisitions included in the Company's Current Report on Form 8-K dated October 1, 1997 (as filed with the Securities and Exchange Commission on October 16, 1997).

     The pro forma condensed combining statement of operations is unaudited and is not necessarily indicative of what the Company's actual results would have been had the aforementioned transactions actually occurred on January 1, 1996 nor does it purport to represent the future operating results of the Company.

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS

     (a.) Represents the Company's historical statement of operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1997.

     (b.) Reflects the historical statement of operations of Century Center
          Office Park and an affiliated portfolio ("Century Center") and the properties acquired in the Anderson Transaction for the period from January 1, 1997 through the respective dates of their acquisition, adjusted on a pro forma basis for interest expense and depreciation expense.

     (c.) Reflects the estimated interest expense savings on $127.5 million of the Lines of Credit and $63.1 million of other loans repaid with the proceeds of the Other Offerings and the dividends incurred on the Company's Series A Cumulative Redeemable Preferred Shares from January 1, 1997 through the date of the offering of the Series A Cumulative Redeemable Preferred Shares.

     (d.) Represents the historical revenues and operating expenses of the ACP
          Portfolio for the nine months ended September 30, 1997 and the historical operations of properties acquired by ACP during 1997 from January 1, 1997 to the respective dates of their acquisition adjusted on a pro forma basis for incremental revenue related to owner-occupied buildings, interest expense and depreciation expense related to the ACP Portfolio and the 1997 Pending Acquisitions.

     (e.) Reflects the historical revenues and operating expenses of the 1997
          Pending Acquisitions for the nine months ended September 30, 1997.

                           HIGHWOODS PROPERTIES, INC.

         NOTES TO PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                            (UNAUDITED) -- CONTINUED

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS -- Continued

     (f.) Reflects the estimated interest expense savings on $166.9 million of the Lines of Credit repaid with the proceeds of the Preferred Stock Offering.

     (g.) Represents the net adjustment to minority interest to reflect the pro forma minority interest percentage of 17.9%.

     (h.) Represents the 8% dividend on the Series B Preferred Shares issued in the Preferred Stock Offering.

     (i.) Represents the estimated interest expense savings on $273.1 million of the Lines of Credit repaid with the proceeds of the Common Stock Offering.

     (j.) Reflects the historical revenues and operating expenses of Acquired
          Properties for the nine months ended September 30, 1997

     (k.) Reflects the historical revenues and operating expenses of Other
          Acquired Properties for the nine months ended September 30, 1997.

     (l.) Represents the estimated interest expense on $100 million of MOPPRS due 2013 at an assumed interest rate of 6.6% and $100 million in debt securities, due 2008 (at an assumed rate of 6.92%) offset by the interest expense savings on the $201.4 million of the Lines of Credit repaid with the proceeds of the MOPPRS and Debt Offering.

     (m.) Represents the amortization of the deferred financing costs associated with the MOPPRS and Debt Offering, straight-line over the terms of the securities offset by the amortization of the $3.0 million MOPPRS premium paid by the remarketing dealer, using the effective interest method over the term of the securities.

     (n.) Represents the estimated interest expense savings on $30.8 million of the Lines of Credit repaid with a portion of the net proceeds of the 1998 Common Stock Offering.

     (o.) Represents the incremental operating expenses to be incurred by the Company upon completion of the Acquired Properties and the Other Acquired Properties.

     (p.) Represents the net adjustment of depreciation expense for Acquired
          Properties and the Other Acquired Properties based upon an assumed allocation of the purchase price to land, buildings and development in process. Building depreciation is computed on a straight-line basis using an estimated life of 40 years.

     (q.) Represents the net adjustment to interest expense to reflect interest costs on $219.4 million in borrowings under the Lines of Credit at an assumed rate of 6.87% (the capped interest rate based on a 30-day LIBOR rate of 5.87% plus 100 basis points) and $31.0 million in assumed debt at a weighted average interest rate of 8.33%.

                           HIGHWOODS PROPERTIES, INC
       PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                        (IN THOUSANDS, EXCEPT PER SHARE)

                                                                               CENTURY CENTER                      ACP
                                        CROCKER       EAKIN &       1996        AND ANDERSON       OTHER        PORTFOLIO
                    HISTORICAL (A)  TRANSACTION (B)  SMITH (C)  OFFERINGS (D)  TRANSACTIONS(E) OFFERINGS (F)  HISTORICAL (G)
REVENUE:
 Rental property....    $130,848        $47,892       $ 3,000      $    --        $ 27,128        $    --        $ 63,118
 Other Income.......       7,078         (1,424)          512           --              --             --           1,615
                        137,926          46,468         3,512           --          27,128                         64,733
OPERATING EXPENSES:
 Rental property....      35,313         15,709           957           --          18,218             --          32,195
 Depreciation and
   amortization.....      22,095          9,048           453           --           5,722             --          12,025
 INTEREST EXPENSE
   Contractual......      24,699         13,048         1,207       (4,504)         10,861         (7,421)         34,328
   Amortization of
     deferred
     financing
     costs..........       1,911            374            --        1,059              --             --              --
                         26,610          13,422         1,207       (3,445)         10,861         (7,421)         34,328
 General and
   administrative...       5,666            271           200           --              --             --              --
   Income before
     minority
     interest.......      48,242          8,018           695        3,445          (7,673)         7,421         (13,815)
 Minority
   interest.........      (6,782)            --            --           --              --             --              --
 Income before
   extraordinary
   item and
   dividends on
   preferred
   shares...........      41,460          8,018           695        3,445          (7,673)         7,421         (13,815)
 Dividends on
   preferred
   shares...........          --             --            --           --              --        (10,781)             --
 Net Income
   available for
   common
   shareholders
   before
   extraordinary
   item.............    $ 41,460        $ 8,018       $   695      $ 3,445        $ (7,673)       $(3,360)       $(13,815)
 Net income per
   common share.....    $   1.59
 Weighed average
   shares...........      26,111

                                         USE OF
                                        PREFERRED                                               MOPPRS     1998
                            1997          STOCK       COMMON                       OTHER         AND      COMMON
                          PENDING       OFFERING      STOCK       ACQUIRED        ACQUIRED       DEBT      STOCK    PRO FORMA
                      ACQUISITIONS (H)  PROCEEDS     OFFERING  PROPERTIES (M)  PROPERTIES (N)  OFFERING   OFFERING ADJUSTMENTS
REVENUE:
 Rental property....      $ 13,689      $     --     $    --      $ 12,925        $ 13,996     $    --    $   --    $      --
 Other Income.......           300            --          --            --              --          --        --           --
                            13,989            --          --        12,925          13,996                    --
OPERATING EXPENSES:
 Rental property....         6,388            --          --         2,755           7,989          --        --          250(r)
 Depreciation and
   amortization.....            --            --          --            --              --          --        --        4,492(s)
 INTEREST EXPENSE
   Contractual......            --       (11,472 )(i) (18,767  (l)          --          --        (914 )(o) (2,117      )     17,660
(t)
   Amortization of
     deferred
     financing
     costs..........            --            --          --            --              --         238 (p)     --          --
                                --       (11,472 )   (18,767 )          --              --        (676 )  (2,117 )     17,660
 General and
   administrative...            --            --          --            --              --          --        --           --
   Income before
     minority
     interest.......         7,601        11,472      18,767        10,170           6,007         676     2,117      (22,402)
 Minority
   interest.........            --        (2,053 )(j)  (3,359  (j)          --          --        (121 )(j)   (379    )     (1,759)(
j)
 Income before
   extraordinary
   item and
   dividends on
   preferred
   shares...........         7,601         9,419      15,408        10,170           6,007         555     1,738      (24,161)
 Dividends on
   preferred
   shares...........            --       (13,800 )(k)      --           --              --          --        --           --
 Net Income
   available for
   common
   shareholders
   before
   extraordinary
   item.............      $  7,601      $ (4,381 )   $15,408      $ 10,170        $  6,007     $   555    $1,738    $ (24,161)
 Net income per
   common share.....
 Weighed average
   shares...........

                      PRO FORMA
REVENUE:
 Rental property....  $312,596
 Other Income.......     8,081
                       320,677
OPERATING EXPENSES:
 Rental property....   119,774
 Depreciation and
   amortization.....    53,835
 INTEREST EXPENSE
   Contractual......    56,608
   Amortization of
     deferred
     financing
     costs..........     3,582
                        60,190
 General and
   administrative...     6,137
   Income before
     minority
     interest.......    80,741
 Minority
   interest.........   (14,453 )
 Income before
   extraordinary
   item and
   dividends on
   preferred
   shares...........    66,288
 Dividends on
   preferred
   shares...........   (24,581 )
 Net Income
   available for
   common
   shareholders
   before
   extraordinary
   item.............  $ 41,707
 Net income per
   common share.....  $   0.86
 Weighed average
   shares...........    48,566

                           HIGHWOODS PROPERTIES, INC.

  NOTES TO PRO FORMA CONDENSED COMBINING STATEMENTS OF OPERATIONS (UNAUDITED)

                      FOR THE YEAR ENDED DECEMBER 31, 1996

1. BASIS OF PRESENTATION

     The accompanying unaudited pro forma condensed combining statement of operations is presented as if the following transactions had been consummated on January 1, 1996:

     (a.) the acquisition of 70 properties and the business operations of Crocker Realty Trust, Inc. and its affiliates (the "Crocker Transaction");

     (b.) the acquisition of seven properties and 18 acres of development land, a 103,000-square foot suburban office development project and the business operations of Eakin & Smith, Inc. (collectively, the "Eakin & Smith Transaction");

     (c.) the Company's 1996 offerings including: (i) $100 million of 6 3/4%
          Notes due December 1, 2003 and $110 million of 7% Notes due December 1, 2006, (ii) $125 million of 8 5/8% Series A Cumulative Redeemable Preferred Shares, (iii) 2,250,000 shares of Common Stock at $29.50 per share and (iv) 1,093,577 shares of Common Stock at prices of $29.16, $29.01, and $28.86 for 137,198, 344,753 and 611,626 shares, respectively (collectively, the "1996 Offerings");

     (d.) the completion of the Anderson and Century Center Transactions,

     (e.) the completion of the Other Offerings;

     (f.) the completion of the Merger;

     (g.) the completion of the 1997 Pending Acquisitions;

     (h.) the completion of the Preferred Stock Offering;

     (i.) the completion of the Common Stock Offering;

     (j.) the completion of the Acquired Properties;

     (k.) the completion of the Other Acquired Properties;

     (l.) the completion of the MOPPRS and Debt Offering; and

     (m.) the completion of the 1998 Common Stock Offering.

     This unaudited pro forma condensed combining statement of operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company as of September 30, 1997, the consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1996, the unaudited financial statements and related notes of the Company included in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 and the financial statements and related notes of Associated Capital Properties Portfolio and 1997 Pending Acquisitions included in the Company's Current Report on Form 8-K dated October 1, 1997 (as filed with the Securities and Exchange Commission on October 16, 1997).

     The pro forma condensed combining statement of operations is unaudited and is not necessarily indicative of what the Company's actual results would have been had the aforementioned transactions actually occurred on January 1, 1996 nor does it purport to represent the future operating results of the Company.

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS

     (a.) Represents the Company's historical statement of operations contained in its Annual Report on Form 10-K for the year ended December 31, 1996.

     (b.) Reflects the historical operations of Crocker Realty Trust, Inc.
          adjusted on a pro forma basis for interest expense, depreciation expense and other items, for the period of time during 1996 prior to its acquisition by the Company.

     (c.) Reflects the historical operations of Eakin & Smith, adjusted on a pro forma basis for interest expense, depreciation expense and other items, for the period of time during 1996 prior to its acquisition by the Company.

     (d.) Reflects the pro forma effects of the 1996 Offerings.

     (e.) Reflects the historical statement of operations of Century Center and Anderson Properties for the year ended December 31, 1996, adjusted on a pro forma basis for interest expense, depreciation expense and other items.

                           HIGHWOODS PROPERTIES, INC.

        NOTES TO PRO FORMA CONDENSED COMBINING STATEMENTS OF OPERATIONS
                            (UNAUDITED) -- CONTINUED

2. ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS -- Continued
     (f.) Reflects the estimated interest expense savings on $127.5 million of the Lines of Credit and $63.1 million of other loans repaid with the proceeds of the Other Offerings and the dividends incurred on the Company's Series A Preferred Shares.

     (g.) Represents the historical revenues and operating expenses of the ACP
          Portfolio, for the year ended December 31, 1996, the historical statement of operations from January 1, 1996 to the date of acquisition of the properties that were acquired by ACP in 1996 and the historical statement of operations for the 12 months ended December 31, 1996 of the properties that were acquired by ACP in 1997. These amounts have been adjusted on a pro forma basis for incremental revenue related to owner-occupied buildings, interest expense and depreciation expense related to the ACP Portfolio and the 1997 Pending Acquisitions.

     (h.) Reflects the historical revenues and operating expenses of 1997
          Pending Acquisitions for the year ended December 1996.

     (i.) Represents the estimated interest expense savings on $166.9 million of the Lines of Credit repaid with the proceeds of the Preferred Stock Offering.

     (j.) Represents the net adjustment to minority interest to reflect the pro forma minority interest percentage of 17.9%.

     (k.) Represents the 8% dividend on Series B Cumulative Redeemable Preferred
          Shares sold by the Company in the Preferred Stock Offering.

     (l.) Represents the estimated interest expense savings on $273.1 million of the Lines of Credit repaid with the proceeds of the Common Stock Offering.

     (m.) Reflects the historical revenues and operating expenses of Acquired
          Properties for the year ended December 31, 1996.

     (n.) Reflects the historical revenues and operating expenses of the Other
          Acquired Properties for the year ended December 31, 1996.

     (o.) Represents the estimated interest expense on the $100 million of MOPPRS due 2013 at an assumed interest rate of 6.6% and $100 million in debt securities, due 2008 (at an assumed rate of 6.92%) offset by the interest expense savings on the $201.4 million of the Lines of Credit repaid with the proceeds of the MOPPRS and Debt Offering.

     (p.) Represents the amortization of the deferred financing costs associated with the MOPPRS and Debt Offering, straight-line over the terms of the securities offset by the amortization of the $3.0 million premium paid by the remarketing dealer, using the effective interest method over the term of the securities.

     (q.) Represents the estimated interest expense savings on $30.8 million of the Lines of Credit repaid with a portion of the net proceeds of the 1998 Common Stock Offering.

     (r.) Represents the incremental operating expenses to be incurred by the Company upon completion of the Acquired Properties and the Other Acquired Properties.

     (s.) Represents the net adjustment of depreciation expense for Acquired
          Properties and Other Acquired Properties based upon an assumed allocation of the purchase price to land, buildings and development in process. Building depreciation is computed on a straight-line basis using an estimated life of 40 years.

     (t.) Represents the net adjustment to interest expense to reflect interest costs on $219.4 million in borrowings under the Lines of Credit at an assumed rate of 6.87% capped (the effective interest rate based on a 30-day LIBOR rate of 5.87% plus 100 basis points) and $31.0 million in assumed debt at a weighted average interest rate of 8.33%.